UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. _____)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ] Preliminary Proxy Statement
[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to §240.14a -12

SMART-TEK SOLUTIONS, INC.
(Name of Registrant as Specified In Its Charter)

__________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

SMART-TEK SOLUTIONS, INC.
1100 Quail Street, Suite 100
Newport Beach, CA 92660
(866) 257-6675

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on July 29, 2011

Dear Shareholders:

            You are cordially invited to attend the Annual Meeting of Shareholders of Smart-Tek Solutions, Inc., a Nevada corporation (“Smart-Tek” or the “Company”), to be held on July 29, 2011, commencing at 10:00 a.m. Pacific Standard Time , at the Rancho Bernardo Inn, Catalina Room, 17550 Bernardo Oaks Drive, San Diego, CA 92128 for the following purposes:

1.	To elect directors to serve for the ensuing year and until their successors are elected.

2.	To conduct any other business properly brought before the meeting.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on June 20, 2011 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the meeting.

Sincerely yours,

/x/ Brian Bonar
__________________________________
Brian Bonar
Chairman and Chief Executive Officer
Newport Beach, California 92660
June 28, 2011

YOUR VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON July 29, 2010.

THE PROXY STATEMENT IS AVAILABLE AT WWW.SMART-TEKSERVICES.COM WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING, WE ASK THAT YOU VOTE BY PROXY BY FOLLOWING INSTRUCTIONS PROVIDED IN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE, PLEASE FOLLOW THE VOTING INSTRUCTION SENT TO YOU BY YOUR BROKER, BANK, OR OTHER NOMINEE IN ORDER TO VOTE YOUR SHARES.

EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK, OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A VALID PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER

SMART-TEK SOLUTIONS, INC.
1100 Quail Street, Suite 100
Newport Beach, CA 92660
(866) 257-6675

Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

            Why did I receive this proxy statement?

            The Board of Directors of Smart-Tek Solutions Inc. (the “Company” or “STTN”) is soliciting your proxy to vote at the Company’s Annual Meeting of the Stockholders to be held on July 29, 2011 (the “Meeting”) because you were a stockholder at the close of business on June 20, 2011, the record date, and are entitled to vote at the Meeting. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

            This proxy statement and accompanying proxy are intended to be mailed to stockholders on or about June 30, 2011.

            Who can vote at the annual meeting?

            Only stockholders of record at the close of business on June 20, 2011 will be entitled to vote at the annual meeting. On this record date, there were 49,212,123 shares of Smart-Tek common stock outstanding and entitled to vote.

            Stockholder of Record: Shares Registered in Your Name

            If your shares are registered directly in your name with Smart-Tek’s transfer agent, Corporate Stock Transfer Inc, you are considered, with respect to those shares, the “shareholder of record.” The Proxy Material and proxy card have been sent directly to you by Smart-Tek.

            Beneficial Owner: Shares Registered in the Name of a Broker or Bank

            If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The Proxy Materials have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the shareholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet.

            What am I voting on?

  Election of two directors.

            How does the Board recommend I vote my shares?

The Board of Directors recommends a vote “FOR” the nominees to the Board of Directors.

            How do I vote?

            You may vote using any of the following methods:

  Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope. If you are a shareholder of record and you return your signed proxy card but do not indicate your voting preferences, the persons named in the proxy card will FOR the nominees to the Board of Directors.

  By telephone or the Internet (for beneficial owners only). Beneficial owners may be able to vote using telephone and Internet voting, depending on the voting processes of your broker, bank or nominee. Therefore, we recommend that you follow the voting instructions in the materials you receive.

  In person at the Meeting. All shareholders may vote in person at the Meeting. You may also be represented by another person at the meeting by executing a proper proxy designating that person. If you are a beneficial owner of shares, you must obtain a legal proxy from your broker, bank or nominee and present it to the inspectors of election with your ballot when you vote at the meeting.

            What can I do if I change my mind after I vote my shares?

            If you are a shareholder of record, you may revoke your proxy at any time before it is voted at the Meeting by:

  sending written notice of revocation to the Corporate Secretary of the Company;

  submitting a revised proxy after the date of the revoked proxy; or

  attending the Meeting and voting in person.

            If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or nominee. You may also vote in person at the Annual Meeting if you obtain a legal proxy as described in the answer to the previous question.

            How are votes counted?

            Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and “broker non-votes.” Shares represented by proxies that reflect abstentions or include “broker non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as “Against” votes. “Broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in the calculation of “votes cast.”

            If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

            What constitutes a quorum?

            As of the record date, 49,212,123 shares of STTN’s common stock were issued and outstanding. A majority of the total shares of Smart-Tek’s common stock issued and outstanding and entitled to vote constitutes a quorum for the purpose of adopting proposals at the Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

            Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and “broker non-votes” will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present at the meeting may adjourn the meeting to another date.

            What is the voting requirement to approve the proposal?

            For the purpose of electing the directors, you may give each candidate one vote for each share you hold. The candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. Votes cast against a candidate or votes withheld will have no legal effect. In addition, abstentions or broker non-votes will not affect the amount of votes cast for a candidate. Any unmarked proxies, including those submitted by brokers or nominees, will be voted as indicated on the accompanying proxy card. Stockholders do not have the right to cumulate votes in the election of directors.

            If any other matters are properly brought before the Meeting, including adjournment of the Meeting and any other matters incident to the conduct of the Meeting, it is the intention of the persons named in the proxy card and voting instruction card to vote on such matters in accordance with their best judgment. Discretionary authority for them to do so is contained in the proxy card and voting instruction card. The Annual Meeting may be adjourned from time to time by approval of a majority of votes cast by holders of shares present at the Annual Meeting, whether or not a quorum exists.

            Your vote is very important to us. Please review the Proxy Materials and follow the relevant instructions to vote your shares. We hope you will exercise your rights and fully participate as a shareholder.

            Where can I find the results of the vote at the Special Meeting?

            The Company intends to disclose the final voting results on Form 8-K within four business days after the Meeting.

            Who bears this cost of this proxy solicitation?

            The expense of this solicitation, including the cost of preparing, assembling and mailing the Proxy Material and proxy cards, will be borne by Smart-Tek.

____________________________________________________________________________________

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors

            The Company’s Bylaws give the Company’s Board of Directors, referred as the Board or Board of Directors, the power to set the number of directors at no less than one. The Board currently consists of two directors. There are two nominees for director this year. Each director to be elected will hold office until the next annual meeting of stockholders and until his successor is elected, or until the director’s death, resignation or removal.

            Directors are elected by a plurality of the votes properly cast in person or by proxy. The two nominees receiving the highest number of affirmative votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by Smart-Tek’s management. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

NOMINEES

            The following table sets forth certain information regarding the nominees for election as directors.

Name	Position Held with our Company	Age	Date First Elected or Appointed
Brian Bonar	Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer President and Director	63	May 29, 2009
Owen Naccarato	Director	61	September 29, 2009

Brian Bonar on March 12, 2010, was appointed as Chief Executive Officer, Chief Financial Officer, Secretary, Treasurer of the issuer and Chairman of the Board. Prior to this, Mr. Bonar was appointed to the STTN Board on May 29, 2009 and named President of STTN on September 17, 2009. MR. Bonar has over 18 years of experience with IBM in Europe, Asia and the USA and an additional 20 years in high growth companies both private and public in various locations in the USA and the United Kingdom. From 2003 until 2006, Mr. Bonar was the Chairman and CEO of The Solvis Group, which provides staffing, PEO and ASO services to mainly the medical and call centre market segments. From 2004 until 2009, Mr. Bonar was the Chairman and CEO of Dalrada Financial Corporation, a California based financial service corporation providing workers compensation, health insurance and various other insurance products directly to the end consumer and marketed via various PEO and staffing companies. From September 2007 until 2009, Mr. Bonar was the President and a member of the board of directors of Allegiant Professional, a publicly traded company. Also from September 2007 until 2009, Mr. Bonar founded AMS Outsourcing, a PEO focusing mainly in the transport market place and also established an international presence in the Czech Republic and Mexico. From 2004 to 2009, he was a member of the board of directors of the following companies and organizations: The Solvis Group, Warning Management Corporation, Dalrada Financial Corporation, American Marine LLC, Alliance National Insurance Company and The Boys and Girls Club of Greater San Diego. Mr. Bonar holds the Honorary title, Lord Bonar of Wilcrick, Cardiff, Wales United Kingdom. He received a BSC in Mechanical Engineering from the Strathclyde University, Glasgow Scotland and a MBA and a PHD in the field of International Business Development Studies from the Stafford University, England UK. Mr. Bonar’s specific experience and contacts in the PEO industry was a key element in appointing Mr. Bonar CEO and subsequently as a director.

Owen Naccarato Esq., was appointed as a Director on September 29, 2009. Mr. Naccarato has for the last fourteen years been a sole practitioner specializing in corporate and securities law. Prior to practicing law, Mr. Naccarato was CFO and Director of Kaire Holdings, Inc., a publicly traded corporation. Additionally Mr. Naccarato held various high level financial and operating positions with fortune 500 firms including Baxter Edwards, Baxter International Corp. and Tiger Leasing. Mr. Naccarato is a member of the California State Bar Association, the Orange County and the Los Angeles County Bar Associations. Mr. Naccarato has a J.D. from Western State University, an MBA from DePaul University and an undergraduate degree in accounting from Northern Illinois University. Mr. Naccarato also matriculated as a CPA in the State of Illinois in 1977. Smart-Tek Solutions, Inc. felt Mr. Naccarato’s broad experience would be a benefit to assist in the future growth of the Company.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE

Committees of the Board of Directors
At present, we do not have an audit committee, compensation committee, nominating committee, an executive committee of our board of directors, stock plan committee or any other committee.

Family Relationships
There are no family relationships among our directors or officers.

Involvement in Certain Legal Proceedings
Our directors, executive officers and control persons have not been involved in any of the following events during the past five years:

1.	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
3.

being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

4.

being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Code of Ethics
On October 14, 2008 we adopted an amended and restated code of ethics applicable to all of our directors, officers, employees and consultants, which is a “code of ethics” as defined by applicable rules of the SEC. Our Code of Ethics is attached as an exhibit to this annual report. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

Compensation of Directors
Directors do not receive compensation their duties as a director.

Compliance with Section 16(a) of the Securities Exchange Act of 1934
Section 16(a) of the Exchange Act requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common stock and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports that they file. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to our officers, directors and greater than ten percent beneficial owners were complied with the exception that Brian Bonar failed to file a Form 3.

ITEM 11. EXECUTIVE COMPENSATION.

The following table sets forth all compensation paid for services rendered during the six month period ended December 31, 2010, and for the two years ended June 30, 2010 by our Chief Executive Officer, Chief Financial Officer and each of the other most highly compensated executive officers whose total compensation exceeded $100,000 in such fiscal year. These officers are referred to as the Named Executive Officers in this Report.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa- tion ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensa -tion ($)	Total ($)
Brian Bonar(1) President, Secretary, Treasurer, Chief Executive Officer and Chief Financial Officer	Dec 2010 June 2010	162,496 388,415	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	60,000 Nil	222,496 388,415
Kelly Mowrey Chief Operating Officer	Dec 2010 June 2010	136,425 280,000	6,250 24,000	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	142,675 304,000

(1)

Mr. Bonar has been the President and CEO of Smart-tek Automated Services, Inc, since May, 29, 2009 its inception. Smart-tek Automated Services, Inc. is a wholly-owned subsidiary of Smart-tek Solutions. Mr. Bonar became CEO of Smart-tek Solutions effective March 5, 2010.

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers. Our directors and executive officers may receive stock options at the discretion of our board of directors in the future. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our board of directors from time to time. We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control.

Securities Authorized for Issuance under Equity Compensation Plans

EQUITY COMPENSATION PLANS

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END DECEMBER 31, 2010
OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Brian Bonar	o	o	o	o	o	o	o	o	o

Compensation of Directors

DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Brian Bonar	$0	0	0	0	0	0	$0
Owen Naccarato	$0	0	0	0	0	0	$0

Options/SAR Grants in the Last Fiscal Year:

None

Employment Contracts

Other than as described below, we presently do not have any employment or compensation arrangements with our officers and directors.

On December 9, 2010, the board of Smart-Tek Solutions Inc. (“Smart-Tek”) amended the marketing agreement entered into on June 17, 2009 in order to clarify basis for calculating the shares to be issued for compensation pursuant to the marketing agreement. The agreement was between Smart-Tek Solutions Inc., its wholly owned subsidiary Smart-Tek Automated Services, Inc., and its affiliated businesses (hereinafter collectively referred to as the “Company”) and, Brian Bonar, an individual (hereinafter referred to as the “Marketing Partner”).

Pursuant to the terms of the marketing agreement, Brian Bonar agreed to provide certain services to Smart-Tek Automated to promote and market the new business of Smart-Tek to prospective clients, in consideration of which Smart-Tek agreed to pay Mr. Bonar a commission consisting of the following: For each US$1,000,000 in actual net sales of the Company subsequent to the first aggregate of US $20,000,000 in actual net sales and up to the first aggregate of US $30,000,000 in actual net sales of the Company, introduced by Marketing Partner to the Company (the “Client Contacts”), Marketing Partner will receive 4,500,000 Shares without further compensation. The maximum aggregate Shares that may be issued to the Marketing Partner under the Agreement are 45,000,000 Shares.

After an aggregate of US$30,000,000 in actual net sales is reached by the Company resulting from Client contacts introduced by Marketing Partner to the Company, Marketing Partner will receive two percent (2%) of annual net revenues of the Company for the amounts in excess of US$5,000,000 of actual net revenues in any given fiscal year in cash.

BENEFICIAL OWNERSHIP OF DIRECTORS, OFFICERS AND 5% STOCKHOLDERS

As of June 20, 2011, there were 49,212,123 shares of our common stock outstanding. The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of that date by (i) each of our directors, (ii) each of our executive officers, and (iii) all of our directors and executive officers as a group. Except as set forth in the table below, there is no person known to us who beneficially owns more than 5% of our common stock.

Title of Class	Name and Address	Number of Shares
Directors and Officers:	of Beneficial Owner	Beneficially Owned (1)	Percentage of Class (1)
Common Stock	Brian Bonar (2) 1100 Quail Street, Suite 100 Newport Beach, CA 92660	21,897,999	44.5%

Common Stock	Owen Naccarato (3) 1100 Quail Street, Suite 100 Newport Beach, CA 92660	3,000,000	6.1%

Common Stock	Directors and Officers as a group (1)	24,897,999	50.6%

Notes

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. The percentage of class is based on 49,212,123 shares of common stock issued and outstanding as of June 20, 2011.

(2)

Represents shares issued pursuant to the amended marketing agreement dated December 9, 2010 between Smart-Tek Solutions Inc., its wholly owned subsidiary Smart-Tek Automated Services, Inc., and its affiliated businesses (hereinafter collectively referred to as the “Company”) and Brian Bonar.

(3)	Represents shares issued as compensation for duties performed in various capacities.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 9, 2010, the board of Smart-Tek Solutions Inc. (“Smart-Tek”) amended the marketing agreement entered into on June 17, 2009 in order to clarify basis for calculating the shares to be issued for compensation pursuant to the marketing agreement. The agreement was between Smart-Tek Solutions Inc., its wholly owned subsidiary Smart-Tek Automated Services, Inc., and its affiliated businesses (hereinafter collectively referred to as the “Company”) and, Brian Bonar, an individual (hereinafter referred to as the “Marketing Partner”)

Pursuant to the terms of the marketing agreement, Brian Bonar agreed to provide certain services to Smart-Tek Automated to promote and market the new business of Smart-Tek to prospective clients, in consideration of which Smart-Tek agreed to pay Mr. Bonar a commission consisting of the following: For each US$1,000,000 in actual net sales of the Company subsequent to the first aggregate of US $20,000,000 in actual net sales and up to the first aggregate of US $30,000,000 in actual net sales of the Company, introduced by Marketing Partner to the Company (the “Client Contacts”), Marketing Partner will receive 4,500,000 Shares without further compensation. The maximum aggregate Shares that may be issued to the Marketing Partner under the Agreement are 45,000,000 Shares.

During the year ended December 31, 2010, the Company’s wholly owned subsidiary, Smart-Tek Automated Services, Inc. paid $388,415 in management salaries to its President which included bonuses of $Nil and consulting fees of $Nil.

Brian Bonar is a controlling party of Dalrada Financial Corp. who has a consulting arrangement with Smart-tek Automated Services, Inc. During the fiscal year ended December 31, 2010, Dalrada invoiced Smart-tek Automated Services Inc., $73,430 for services rendered.

ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, containing audited consolidated balance sheets as of December 31, 2010 and December 31, 2009, and the related consolidated statements of income, of stockholders’ equity, and of cash flows for the two-year period ended December 31, 2010, accompanies this Proxy Statement. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy soliciting material. Upon written request, the Company will send you, without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended December 31, 2010, which the Company has filed with the SEC. Copies of exhibits to the Form 10-K are available, but a reasonable fee per page will be charged to the requesting stockholder. Stockholders may make requests in writing to Smart-Tek Solutions, Inc., Attn: Brian Bonar 1100 Quail Street, Suite 100, Newport Beach, CA 92660. The Annual Report on Form 10-K is also available on the Company’s website at www.Smart-Tekservices.com.

OTHER MATTERS

            Our Board of Directors is not aware of any other business that may come before the Special Meeting. However, if additional matters properly come before the Special Meeting, shares represented by all proxies received by our Board of Directors will be voted with respect thereto at the discretion and in accordance with the judgment of the proxy holders.

STOCKHOLDER PROPOSALS

            Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at our next annual meeting of stockholders must be received at our principal executive offices not later than February 25, 2011. In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by Certified Mail Return Receipt Requested.

WHERE YOU CAN FIND MORE INFORMATION

            We file reports, proxy statements and other information with the Securities and Exchange Commission as required by the Exchange Act of 1934, as amended. To read or obtain copies of our filings with the Securities and Exchange Commission, you may visit the Securities and Exchange Commission in person, request the documents in writing at prescribed rates or view our filings on the Securities and Exchange Commission website at:

Securities and Exchange Commission Public Reference Room
100 F Street, N.E.
Washington, D.C. 20549
(800) SEC-0330
www.sec.gov

QUESTIONS

            If you would like additional copies of this proxy statement, or if you have questions about any of the proposals to be voted on at the Special Meeting, you should contact:

Smart-Tek Solutions, Inc.
Attn: Brian Bonar
Chief Financial Officer, Treasurer and Secretary
(866) 257-6675

            You can also find additional information about us at our website at www.Smart-Tekservices.com. Information contained on our website does not constitute part of this document.

REQUEST TO SIGN, DATE AND RETURN PROXIES

            If you do not intend to be present at the Annual Meeting on July 29, 2011, please sign, date and return the enclosed proxy card at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Brian Bonar
Chief Financial Officer, Treasurer and Secretary
June 28, 2011

SMART-TEK SOLUTIONS INC
Attn: Owen Naccarato
1100 Quail St, Suite 100
Newport Beach, CA 92660

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	O	O	O

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01 Brian Bonar　　02 Owen Naccarato

The Board of Directors recommends you vote FOR the following proposal:

	For	Against	Abstain
2 To conduct any other business properly brought before the meeting.	O	O	O

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]　Date

Signature (Joint Owners)　Date

0000111039_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com .

SPECIAL MEETING (the "Meeting") OF SHAREHOLDERS
OF SMART-TEK SOLUTIONS, INC. (the "Corporation")

TO BE HELD AT THE RANCHO BERNARDO INN, CATALINA ROOM 17550 BERNARDO OAKS DRIVE, SAN DIEGO, CA 92128, ON **FRIDAY, JULY 29, 2011**, AT 10:00 A.M. (PACIFIC TIME).

The undersigned shareholder ("Registered Shareholder") of the Corporation hereby appoints, Brian Bonar, the President and Chief Executive Officer of the Corporation, or failing him, Owen Naccarato, as proxy holder for and on behalf of the Registered Shareholder with the power of substitution to attend, act and vote for and on behalf of the Registered Shareholder in respect of all matters that may properly come before the Meeting, and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Shareholder were present at the Meeting, or any adjournment thereof.

The Registered Shareholder hereby directs the proxy holder to vote the securities of the Corporation registered in the name of the Registered Shareholder as specified herein. The Registered Shareholder hereby revokes any proxy previously given.

Continued and to be signed on reverse side

0000111039_2 R1.0.0.11699